QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of iPCS, Inc. (the "Company") on Form 10-K for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  TIMOTHY M. YAGER

Timothy M. Yager, President and Chief Executive Officer
December 28, 2004

/s/  STEBBINS B. CHANDOR, JR.

Stebbins B. Chandor, Jr., Executive Vice President Operations and
Chief Financial Officer
December 28, 2004

QuickLinks

  EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002